SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 22, 2005

UNITED RENTALS, INC.
UNITED RENTALS (NORTH AMERICA), INC.
(Exact name of Registrants as Specified in their Charters)

Delaware	001-14387	06-1522496
Delaware	001-13663	06-1493538
(States or Other Jurisdiction	(Commission file Numbers)	(IRS Employer
of Incorporation)	Identification Nos.)

Five Greenwich Office Park, Greenwich, CT 06830
(Address of Principal Executive Offices) (Zip Code)

Registrants' telephone number, including area code (203) 622-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into Material Definitive Agreement

The registrants have entered into an amendment relating to the registrants’ secured credit facility. The Amendment was effective as of June 22, 2005. A copy of the Amendment is attached as Exhibit 99.2 hereto. Additional information is contained in the press release attached as Exhibit 99.1 hereto. This press release is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibits

99.1	Press release of United Rentals, Inc., dated June 24, 2005

99.2
Amendment, dated as of June 22, 2005, among United Rentals, Inc., United Rentals (North America), Inc., United Rentals of Canada, Inc., United Rentals of Nova Scotia (No.1), ULC, JPMorgan Chase Bank, N.A., and JPMorgan Bank, N.A.,Toronto Branch

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 24th day of June, 2005.

UNITED RENTALS, INC.

By:  /s/ JOHN N. MILNE
Name: John N. Milne
Title: President and Chief Financial Officer

UNITED RENTALS (NORTH AMERICA), INC.

By:  /s/ JOHN N. MILNE
Name: John N. Milne
                                Title: President and Chief Financial Officer